Accrued Expenses and Other Current Liabilities (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Accrued Expenses and Other Current Liabilities [Line Items]
Advances from customers	$ 68	424	529
Accrued payroll and welfare payable	8,600	53,362	28,438
Business tax, value-added tax and other taxes payable	4,937	30,629	6,661
Government grant	476	2,956	2,720
Others	537	3,326	2,826
Total	$ 14,618	90,697	41,174